UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):September 24, 2024 (September 19, 2024)

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2024, Inspirato Incorporated (the “Company”) entered into an equity distribution agreement (the “Sales Agreement”) with Northland Securities, Inc. (“Northland”) to sell shares of the Company’s Class A common stock, par value $0.0001 per share, having an aggregate sales price of up to $10,671,158 (the “Shares”), from time to time, through an “at the market offering” program under which Northland will act as sales agent or principal. The sales, if any, of the Shares made under the Sales Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended.

The Shares will be issued pursuant to the Company’s shelf registration statements on Form S-3 filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 30, 2024 (File No. 333-281880), including a prospectus relating to the securities (including the Shares) to be issued from time to time by the Company. The Company filed a prospectus supplement on September 24, 2024 with the SEC in connection with the offer and sale of the Shares.

The Sales Agreement provides that Northland will be entitled to compensation for its services in an amount equal to 3.0% of the aggregate gross proceeds from the sales placed by Northland thereunder. The Sales Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and Northland, other obligations of the parties and termination provisions. The Company is not obligated to sell any of the Shares under the Sales Agreement and may at any time suspend solicitation and offers thereunder. The offering of the Shares pursuant to the Sales Agreement will terminate on the earlier of (i) the sale of all of the Shares through Northland pursuant to the Sales Agreement and (ii) the termination of the Sales Agreement by either the Company or Northland, as permitted therein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of the Shares under the Sales Agreement, nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Davis Graham & Stubbs LLP relating to the Shares being offered pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Sales Agreement were made solely for purposes of the agreement and as of a specific date, were solely for the benefit of the parties to the agreement and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2024, the Board of Directors of the Company (the “Board”) appointed Julie Wainwright to the Board, to serve until the Company’s 2025 annual meeting of stockholders. There is no arrangement or understanding between Ms. Wainwright and any other person pursuant to which the Board selected Ms. Wainwright as a director, and Ms. Wainwright has not participated in any “related-party transactions” with the Company as set forth in Item 404(a) of Regulation S-K. The Board has also determined that Ms. Wainwright is “independent” as defined under applicable rules and guidance of the Nasdaq Stock Market LLC and the SEC as well as under the Board’s Corporate Governance Guidelines.

Ms. Wainwright will receive compensation for her service pursuant to the Company’s Outside Director Compensation Policy, a copy of which is filed as Exhibit 10.14 to the Company’s Registration Statement on Form S-1 (File No. 333- 264598) filed with the SEC on April 29, 2022. This includes an annual cash retainer of $40,000, additional fees for any chair or committee positions she may hold, and an annual Inspirato travel benefit. The annual Inspirato travel benefit for service as a non-employee director includes: (i) either one (1) subscription to Inspirato Pass with an aggregate value of $26,500 per year or one (1) Club Membership with $26,500 of Travel Credits, with an aggregate value of $26,500; (ii) Inspirato Avanti Rewards status; (iii) a seven (7) night Inspirato FAM trip; and (iv) the ability to book Inspirato leased properties within 72 hours with no booking cost charged.

In accordance with the Company’s customary practice, Ms. Wainwright has executed the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
1.1+	Equity Distribution Agreement, dated September 24, 2024, by and between Inspirato Incorporated and Northland Securities, Inc.
5.1	Opinion of Davis Graham & Stubbs LLP
23.1	Consent of Davis Graham & Stubbs LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to supplementally furnish a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2024

INSPIRATO INCORPORATED

By:	/s/ Robert Kaiden
Name: Robert Kaiden
Title: Chief Financial Officer

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